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                                                                      EXHIBIT 21
                                                                     Page 1 of 2

                                           THE B.F.GOODRICH COMPANY

Parent And Subsidiaries Of Registrant
- -------------------------------------
                                                                                                Percentage Of
                                                                      Place Of                Voting Securities
Consolidated Subsidiary Companies                                   Incorporation                   Owned
- ---------------------------------                                   -------------             -----------------
The B.F.Goodrich Company (Registrant;
  there are no parents of the registrant)                            New York                         -
Arrowhead Industrial Water, Inc.                                     Delaware                       100.00
BFGoodrich Asia-Pacific, Limited                                     Hong Kong                       51.00
BFGoodrich Aerospace Component
  Overhaul & Repair, Inc.                                            Delaware                       100.00
BFGoodrich Aerospace Component
  Overhaul & Repair Ltd.                                             Canada                         100.00
BFGoodrich Aerospace Pte. Ltd.                                       Singapore                      100.00
B.F.Goodrich Chemical (Far East) Limited                             Hong Kong                      100.00
B.F.Goodrich Chemical Holding B.V.                                   The Netherlands                100.00
  B.F.Goodrich Chemical (Belgie) N.V.                                Belgium                        100.00
    B.F.Goodrich Europe Coordination Center N.V.                     Belgium                         55.00
  B.F.Goodrich Chemical Sales Company B.V.                           The Netherlands                100.00
  B.F.Goodrich Europe Coordination Center N.V.                       Belgium                         45.00
  BFGoodrich Holding S.A.                                            France                         100.00
    BFGoodrich Aerospace Services S.A.                               France                         100.00
      Rosemount Aerospace S.A.R.L.                                   France                         100.00
  H&P Extrusions B.V.                                                The Netherlands                100.00
  H&P Mixing B.V.                                                    The Netherlands                100.00
  JcAir, B.V.                                                        The Netherlands                100.00
  Pen-Got AB                                                         Sweden                         100.00
    Anders L. Zetterberg International AB                            Sweden                         100.00
    Gotakemi AB                                                      Sweden                         100.00
    Wennergrens Kittfabrik AB                                        Sweden                         100.00
  Tremco, B.V.                                                       The Netherlands                100.00
B.F.Goodrich Chemical Italia, S.R.L.                                 Italy                          100.00
The B.F.Goodrich Company of Japan, Ltd.                              Japan                          100.00
BFGoodrich FlightSystems, Inc.                                       Ohio                           100.00
E.P.P.C. Polyplastic S.A.                                            France                         100.00
First Charter Insurance Company                                      Vermont                        100.00
Godfrey Engineering, Inc.                                            Florida                        100.00
Goodrich Canada Inc.                                                 Canada                         100.00
Goodrich Holding Corporation                                         Delaware                       100.00
Goodrich Holding UK Limited                                          England                        100.00
  BFGoodrich Aerospace UK Limited                                    England                        100.00
  B.F.Goodrich Chemical (U.K.) Limited                               England                        100.00
  BFGoodrich Component Services Limited                              England                        100.00
  Rosemount Aerospace Limited                                        England                        100.00
    Rosemount Aerospace GmbH                                         Germany                          2.00
  Simmonds Precision Limited                                         England                        100.00
Goodron Realty, Inc.                                                 Delaware                       100.00


                                                                      EXHIBIT 21
                                                                     Page 2 of 2
                                           THE B.F.GOODRICH COMPANY

Parent And Subsidiaries Of Registrant
- -------------------------------------

                                                                                                Percentage Of
                                                                      Place Of                Voting Securities
Consolidated Subsidiary Companies                                   Incorporation                   Owned
- ---------------------------------                                   -------------             -----------------
International BFGoodrich Technology Corporation                      Delaware                       100.00
Jet Electronics and Technology, Incorporated                         Delaware                       100.00
JcAir, Inc.                                                          Kansas                         100.00
  Atlantic Instruments Inc.                                          Florida                        100.00
QSI, Inc.                                                            South Carolina                 100.00
Rosemount Aerospace Inc.                                             Delaware                       100.00
Rosemount Aerospace Canada Inc.                                      Canada                         100.00
Safeway Products Inc.                                                Connecticut                    100.00
Siltown Realty, Inc.                                                 Alabama                        100.00
Simmonds Precision Products, Inc.                                    New York                       100.00
  Simmonds Precision Engine Systems, Inc.                            New York                        99.94
  Simmonds Precision Motion Controls, Inc.                           New Jersey                     100.00
TRAMCO, INC.                                                         Washington                     100.00
Tremco Incorporated                                                  Ohio                           100.00
  62514 Investment Limited                                           Canada                         100.00
    Tremco Ltd. (Canada)                                             Canada                         100.00
      Tremco Ltd. (U.K.)                                             England                        100.00
  Tremco Australia Pty. Limited                                      Australia                      100.00
    Tremco Glazing Systems Pty. Ltd.                                 Australia                      100.00
    Tremco Pty. Limited                                              Australia                      100.00
    Tremco Chemdet Pty. Limited                                      Australia                      100.00
  Tremco Autobody Technologies Inc.                                  Ohio                           100.00
  Tremco Far East Limited                                            Hong Kong                      100.00
  Tremco GmbH                                                        Germany                        100.00
    B.F.Goodrich Chemical (Deutschland) GmbH                         Germany                        100.00
    Kamia Chemical GmbH                                              Germany                        100.00
    Rosemount Aerospace GmbH                                         Germany                         98.00
  Tremco de Mexico, S.A. de C.V.                                     Mexico                         100.00
  The Tremco Service Corporation                                     Delaware                       100.00
  Tremco, S.A. (France)                                              France                         100.00
    Tremco Italia S.R.L.                                             Italy                          100.00

All of the above subsidiaries are included in the 1994 consolidated financial statements.

The Registrant also owns 91.56 percent of DTM Corporation, incorporated in Texas; 50.00 percent of BFGoodrich - Messier, Inc., incorporated in Delaware; 50.00 percent of Messier - BFGoodrich S.A., incorporated in France;
50.00 percent of Interpure L.L.C., incorporated in Delaware; 49.00 percent of SIME Tremco Sdn. Bhd., incorporated in Malaysia; 50.00 percent of Telenor S.A., incorporated in France; and indirectly, through subsidiaries, owns 33.33 percent of PABCO Contracting Services Pty. Limited, incorporated in Australia. DTM Corporation owns 100.0 percent of DTM GmbH, incorporated in Germany. These companies are accounted for on the equity method.